UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2005

Grande Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation)

74-3005133
(Commission File Number)	(I.R.S. Employer Identification Number)

401 Carlson Circle San Marcos, TX	78666
(Address of principal executive offices)	(Zip Code)

(512) 878-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 AMENDMENT OF ARTICLES OF INCORPORATION TO DESIGNATE SERIES H PREFERRED STOCK

(a) On December 28, 2005, Grande Communications Holdings, Inc. (“Grande”) filed its amended articles of incorporation, designating a new series of capital stock designated as Series H Preferred Stock.

Item 8.01 MERGER OF WHOLLY-OWNED SUBSIDIARIES

Effective on December 31, 2005, Grande Communications Holdings, Inc. (“Grande”) merged each of its wholly-owned subsidiaries with and into Grande Communications Networks, Inc. (“Networks”) with Networks being the surviving entity. Immediately following the mergers, Networks constitutes Grande’s only subsidiary.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibit is filed as a part of this report:

Exhibit No.	Description
3.01	Restated Certificate of Incorporation filed with the Delaware Secretary of State on December 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

By:	/s/ Michael Wilfley
Michael Wilfley
Chief Financial Officer

Date: January 3, 2006

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
3.01	Restated Certificate of Incorporation filed with the Delaware Secretary of State on December 28, 2005.